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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 OCTOBER 6, 2006

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                      IRONCLAD PERFORMANCE WEAR CORPORATION
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

             0-16075                                     95-4762694
    (Commission File Number)                  (IRS Employer Identification No.)

                              1111 EAST EL SEGUNDO BLVD.
                                 EL SEGUNDO, CA 92045
                (Address of Principal Executive Offices and zip code)

                                 (310) 577-5820
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

A press release announcing that a large U.S. home improvement retailer is expanding the offering of the Registrant's task-specific gloves is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit Number          Document
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     99.1               Press Release issued by Registrant on October 5, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IRONCLAD PEFORMANCE WEAR CORPORATION


     Date: October 6, 2006       By:  /s/ Eduard Jaeger
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                                           Eduard Jaeger
                                           President and Chief Executive Officer


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